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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                          Reported): November 28, 2006

                 Residential Asset Securitization Trust 2006-A15
                 -----------------------------------------------
                       (Exact name of the issuing entity)
                      Commission File Number of the issuing
                             entity: 333-132042-45

                                IndyMac MBS, Inc.
                                -----------------
            (Exact name of the depositor as specified in its charter)
               Commission File Number of the depositor: 333-132042

                              IndyMac Bank, F.S.B.
                              --------------------
             (Exact name of the sponsor as specified in its charter)

             Delaware                                      95-4791925
------------------------------------------     --------------------------------
     (State or Other Jurisdiction                     (I.R.S. Employer
   of Incorporation of the depositor)                Identification No.)

                155 North Lake Avenue
                Pasadena, California            91101
          ------------------------------        -------------------------------
               (Address of Principal           (Zip Code)
                Executive Offices)



The depositor's telephone number, including area code: (800) 669-2300
                                                       --------------
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
(17 CFR 240.14a-12(b))

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Section 8.
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Item 8.01         Other Events.
----------        ------------

         On November 28, 2006, IndyMac MBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of November 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, IndyMac Bank, F.S.B. ("IndyMac"), as seller and as servicer, and Deutsche Bank National Trust Company, as trustee (in such capacity, the "Trustee") and supplemental interest trustee (in such capacity, the "Supplemental Interest Trustee"), providing for the issuance of the Company's Residential Asset Securitization Trust 2006-A15 (the "Trust"), Mortgage Pass-Through Certificates, Series 2006-O (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as
Exhibit 99.1.

         On November 28, 2006, Lehman Brothers Special Financing Inc., as counterparty (the "Counterparty") and the Supplemental Interest Trustee, entered into an ISDA Master Agreement (1992-Multicurrency-Cross Border), Schedule and Credit Support Annex thereto. The ISDA Master Agreement, Schedule and Credit Support Annex thereto are annexed hereto as Exhibit 99.2, Exhibit 99.3 and
Exhibit 99.4, respectively.

         On November 28, 2006, the Counterparty and the Supplemental Interest Trustee entered into an interest rate corridor contract for the Class A-10 Certificates, as evidenced by a confirmation between such parties (the "Confirmation"). The Confirmation is annexed hereto as Exhibit 99.5.

         On May 24, 2006, the Company entered into an Item 1115 Agreement (the "Item 1115 Agreement), dated as of May 24, 2006, by and among the Company, as depositor, IndyMac ABS, Inc., IndyMac Bank, F.S.B. and Lehman Brothers Special Financing Inc., as counterparty (the "Counterparty"). The Item 1115 Agreement is annexed hereto as Exhibit 99.6.


Section 9. Financial Statements and Exhibits.
           ---------------------------------
        Item 9.01.

         (a) Financial statements of business acquired.
             -----------------------------------------

                  Not applicable

         (b) Pro forma financial information.
             -------------------------------

                  Not applicable.

         (c) Shell company transactions.
             ---------------------------

                  Not applicable.

         (c) Exhibits:
             ---------

 99.1 Pooling and Servicing Agreement, dated as of November 1, 2006, by and among the Company, IndyMac and the Trustee.

 99.2 The ISDA Master Agreement, dated November 28, 2006, by and between the Counterparty and the Supplemental Interest Trustee.

 99.3     The Schedule to the ISDA Master Agreement, dated November 28,
          2006, by and between the Certificate Swap Counterparty and the Swap Trustee.

 99.4 The Credit Support Annex to the ISDA Master Agreement, dated November 28, 2006, by and between the Counterparty and the Supplemental Interest Trustee.

 99.5 The Confirmation, dated November 28, 2006, between the Counterparty and the Supplemental Interest Trustee.

 99.6 The 1115 Agreement, dated May 24, 2006, among the Company, IndyMac and the Counterparty.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              INDYMAC MBS, INC.



                                              By:  /s/ Victor H. Woodworth
                                                   ------------------------
                                                   Victor H. Woodworth
                                                   Vice President



Dated:  December 13, 2006

                                  Exhibit Index

Exhibit
-------

       99.1 Pooling and Servicing Agreement, dated as of November 1, 2006, by and among the Company, IndyMac and the Trustee.

       99.2 The ISDA Master Agreement, dated November 28, 2006, by and between the Counterparty and the Supplemental Interest Trustee.

       99.3 The Schedule to the ISDA Master Agreement, dated November 28, 2006, by and between the Certificate Swap Counterparty and the Swap Trustee.

       99.4 The Credit Support Annex to the ISDA Master Agreement, dated November 28, 2006, by and between the Counterparty and the Supplemental Interest Trustee.

       99.5 The Confirmation, dated November 28, 2006, between the Counterparty and the Supplemental Interest Trustee.

       99.6 The 1115 Agreement, dated May 24, 2006, among the Company, IndyMac and the Counterparty.